Supplement dated May 7, 2019
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2019	5/1/2019
Effective May 7, 2019, Manulife Asset Management (US) LLC has changed its name to Manulife Investment Management (US) LLC. Accordingly, all references to Manulife Asset Management (US) LLC are hereby changed to Manulife Investment Management (US) LLC.
Effective June 28, 2019 (the Effective Date), Robert Sinnott, CAIA, CFA, will no longer serve as a Co-Portfolio Manager of the AlphaSimplex Group, LLC sleeve of the Fund. Accordingly, on the Effective Date, all references to Mr. Sinnott are hereby deleted.
Shareholders should retain this Supplement for future reference.
SUP100_08_010_(05/19)